Shareholders' Equity (Tables)	12 Months Ended
Sep. 30, 2023
Shareholders' Equity [Abstract]
Schedule of Restricted Amounts are Paid-in-Capital and Statutory Reserves	As of September 30, 2023 and 2022, amounts restricted are the paid-in-capital and statutory reserve of Huadi PRC Subsidiaries as follows:
	As of September 30,
	2023	2022
Statutory reserves	$874,518	$494,223
Paid-in-capital	13,775,036	10,225,336
Total restricted net assets	$14,649,554	$10,719,559